CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Certification Pursuant to 18 U.S.C. Section 1350 (Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the annual report on Form 10-K of Chugach Electric Association, Inc. (the "Company") for the year ended December 31, 2017, as filed with the Securities and Exchange Commission (the "Report"), I, Sherri L.  Highers, Chief Financial Officer and Principal Financial Officer of the Company, hereby certify as the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: March 20, 2018	By:	/s/ Sherri L. Highers
Sherri L. Highers
Chief Financial Officer
Principal Financial Officer